United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Diamond Hill Investment Group, Inc. announced that Faith Stevenson, CFA, CPA has joined Diamond Hill Capital Management, Inc. as Director of Institutional Business Development as described in the Registrant's press release dated July 15, 2014, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Diamond Hill Investment Group, Inc. announced that John McClain, CFA has joined Diamond Hill Capital Management, Inc. as Credit Analyst as described in the Registrant's press release dated July 15, 2014, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Nos.	Document
99.1	Press release issued by the Registrant dated July 15, 2014.
99.2	Press release issued by the Registrant dated July 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	July 15, 2014	By:	/s/ James F. Laird
James F. Laird, Chief Financial Officer and Secretary